EXHIBIT 99.1


                 CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   OF
                              INFINITY, INC.
                     PURSUANT TO 18 U.S.C. SECTION 1350


     I certify that, to the best of my knowledge and belief, the Annual Report on Form 10-KSB of Infinity, Inc. for the period ending December 31, 2002:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Infinity, Inc.



                                 /s/ Stanton E. Ross
                                 Stanton E. Ross
                                 Chief Executive Officer
                                 April 14, 2003


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Infinity, inc. and will be retained by Infinity, Inc. and furnished to the Securities and Exchange Commission upon request.